Exhibit 10.2
                                                                  ------------

                            FOURTH AMENDMENT TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is dated as of July 30, 2004, and made by and among:

                  (1) COMMONWEALTH INDUSTRIES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Parent") and the successor by merger to CI Holdings, Inc.;

                  (2) CI HOLDINGS, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("CI Holdings") and formerly known as CI Holdings, Inc. and as Alflex Corporation;

                  (3) COMMONWEALTH ALUMINUM, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("CAC") and formerly known as Commonwealth Aluminum Corporation;

                  (4) ALFLEX CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware ("New Alflex");

                  (5) CA LEWISPORT, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Old Lewisport") and formerly known as CA Lewisport, Inc. and as Commonwealth Aluminum Lewisport, Inc. and as Commonwealth Aluminum Corporation;

                  (6) COMMONWEALTH ALUMINUM LEWISPORT, LLC, a limited liability company duly formed and validly existing under the laws of the state of Delaware ("New Lewisport");

                  (7) COMMONWEALTH ALUMINUM METALS, LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware ("Metals");

                  (8) COMMONWEALTH ALUMINUM CONCAST, INC. (formerly named Barmet Aluminum Corporation) a corporation duly organized and validly existing under the laws of the State of Ohio ("CACI" and, together with CAC, CI Holdings, Old Lewisport, New Lewisport, Metals and New Alflex, each a "Revolving Credit Borrower" and, collectively, the "Revolving Credit Borrowers");

                  (9) each of the Subsidiaries of the Parent identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors");

                  (10) each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders");
                          ------                          -------
         and

                  (11) PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

         This Amendment amends that certain Third Amended and Restated Credit Agreement, dated as of March 21, 2002, as amended by a First Amendment thereto dated as of October 14, 2003, a Second Amendment thereto dated as of February 2, 2004 and a Third Amendment thereto dated as of July 21, 2004 (collectively, the "Credit Agreement").

                                   WITNESSETH:

         WHEREAS, Parent, Revolving Credit Borrowers and Subsidiary Guarantors have requested Lenders, subject to the terms and conditions herein, to amend the Credit Agreement to permit the sale by CI Holdings of all the issued and outstanding capital stock of New Alflex.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Definitions. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.

3. Amendment of Credit Agreement.

         A.       The following new definitions are hereby inserted in
 Section 1.01 of the Credit Agreement in alphabetical order:

                  "Alflex Sales Agreement" shall mean that certain Stock Purchase Agreement dated as of June 4, 2004, between CI Holdings, as seller, and Southwire, as purchaser, pursuant to which Southwire shall purchase from CI Holdings all the issued and outstanding capital stock of New Alflex in consideration for a payment of $63,300,000, subject to the purchase price adjustments made in accordance with the terms of the Alflex Sales Agreement.

                  "Southwire" shall mean Southwire Company, a Delaware corporation.

         B. Section 9.05 of the Credit Agreement is hereby amended and restated as follows:

         "9.05    Prohibition of Fundamental Changes.

(a) The Parent will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

(b) The Parent will not, nor will it permit any of its Subsidiaries to, acquire any business or Property from, or Capital Stock of, or be a party to any acquisition of, any Person except for:

(i) purchases of inventory and other Property to be sold or used in the ordinary course of business;

(ii)     Investments permitted under Section 9.08 hereof;

(iii)    Capital Expenditures permitted under Section 9.11 hereof; and

(iv)     Permitted Reinvestment Capital Expenditures.

(c) The Parent will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or Property, whether now owned or hereafter acquired, including, without limitation, Receivables and leasehold interests, but excluding:

(i) obsolete or worn-out Property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Parent and its Subsidiaries shall not have a fair market value in excess of $750,000;

(ii) any inventory sold or disposed of in the ordinary course of business and on ordinary business terms;

(iii)    (x) Receivables Sales pursuant to Permitted Receivables Financings and
         (y) sales or transfers of Receivables and Related Assets for purposes of collection in the ordinary course of business and consistent with past practices;

(iv) the sale by CI Holdings of the issued and outstanding capital stock of New Alflex in accordance with the terms of the Alflex Sales Agreement; provided however, the net proceeds of such sale remaining after any mandatory payments required under the Receivables Facility Documents shall be applied to amounts outstanding on the Revolving Credit Loans; and

(v) other sales of Property for fair market value (as reasonably determined by the Parent) for cash in an aggregate amount not exceeding $2,000,000 in any fiscal year of the Parent.

(d)      Notwithstanding the foregoing provisions of this Section 9.05:

(i) any Subsidiary of the Parent may be merged or consolidated with or into: (x) the Parent if the Parent shall be the continuing or surviving corporation or (y) any other such Subsidiary; provided that (1) if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation and (2) that if any such transaction shall be between a Subsidiary Guarantor and a Subsidiary not a Subsidiary Guarantor, and such Subsidiary Guarantor is not the continuing or surviving corporation, then the continuing or surviving corporation shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Credit Documents in a manner satisfactory to the Administrative Agent; and

(ii) any Subsidiary of the Parent may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to the Parent or a Wholly Owned Subsidiary of the Parent; provided that if any such sale is by a Subsidiary Guarantor to a Subsidiary of the Parent not a Subsidiary Guarantor, then such Subsidiary shall have assumed all of the obligations of such Subsidiary Guarantor hereunder and under the other Credit Documents in a manner satisfactory to the Administrative Agent."

4.       Consent of Lenders and Guarantors. Pursuant to Section 11.09 and
         Section 12.04(a), the Lenders hereby consent to: (i) the release of New Alflex as a Guarantor under the Credit Agreement and other Credit Documents; and (ii) the release of a Lien in favor of the Administrative Agent for the benefit of the Lenders on the assets of New Alflex and on the stock of New Alflex and related ownership interests pledged by CI Holdings to the Administrative Agent. The Lenders hereby authorize the Administrative Agent and the Administrative Agent agrees to execute and deliver and authorize the filing of such documents as determined by the Administrative Agent and reasonably satisfactory to Parent to effect the foregoing release of Liens of the Property of New Alflex and the stock of New Alflex and related ownership interests pledged by CI Holdings. Pursuant to Section 12.04(d), the Guarantors hereby consent to the release of New Alflex as a Guarantor pursuant to Section 6 of the Credit Agreement, and each Guarantor hereby acknowledges and agrees that such release does not in any manner affect the obligations and liabilities of such Guarantor to the Administrative Agent and the Lenders and shall not be raised as a defense to the payment and performance of any such obligations and liabilities.

5. Conditions Precedent. The Parent, the Revolving Credit Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent acknowledge that this Amendment shall not be effective until each of the following conditions precedent has been satisfied (such date is referred to herein as the "Effective Date"):

(a) The Parent, the Revolving Credit Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent shall have executed this Amendment;

(b) The Parent shall have delivered to the Administrative Agent a closing certificate certifying to the accuracy of representations and warranties, compliance with covenants and conditions and absence of any Default or Event of Default under the Credit Agreement;

(c) No Material Adverse Effect shall have occurred with respect to the Parent, the Revolving Credit Borrowers or the Subsidiary Guarantors;

(d) The Parent, the Revolving Credit Borrower and the Subsidiary Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Amendment, including, without limitation, any consent required pursuant to the Senior Subordinated Debt Documents and the Receivables Facility Documents;

(e) The Borrower shall have delivered to the Administrative Agent a final set of the executed Alflex Sales Agreement the exhibits and schedules thereto; and

(f) All legal details and proceedings in connection with the transactions contemplated by this Amendment and all other Credit Documents shall be in form and substance satisfactory to the Administrative Agent.

6. Incorporation into Credit Agreement. This Amendment shall be incorporated into the Credit Agreement by this reference.

7. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Credit Documents are true and correct and shall continue in full force and effect without modification.

8. Reimbursement of Expenses. The Revolving Credit Borrowers unconditionally agree to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

9. Counterparts. This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

10. Entire Agreement. This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

                            [SIGNATURE PAGES FOLLOW]

               [SIGNATURE PAGE 1 OF 7 TO FOURTH AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                          THE PARENT

                          COMMONWEALTH INDUSTRIES, INC.


                            By: /S/ MICHAEL D. FRIDAY
                            Name: Michael D. Friday
                            Title: Executive Vice President

               [SIGNATURE PAGE 2 OF 7 TO FOURTH AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                         THE REVOLVING CREDIT BORROWERS

                         COMMONWEALTH ALUMINUM, LLC

                    By:    Commonwealth Aluminum Concast, Inc., its sole member


                    By: /S/ MICHAEL D. FRIDAY
                    Name: Michael D. Friday
                    Title: Executive Vice President


                         ALFLEX CORPORATION


                     By: /S/ MICHAEL D. FRIDAY
                     Name: Michael D. Friday
                     Title: Executive Vice President


                         COMMONWEALTH ALUMINUM CONCAST, INC.


                      By: /S/ MICHAEL D. FRIDAY
                      Name: Michael D. Friday
                      Title: Executive Vice President


                         CA LEWISPORT, LLC

                      By:    Commonwealth Industries, Inc., its sole member


                      By: /S/ MICHAEL D. FRIDAY
                      Name: Michael D. Friday
                      Title: Executive Vice President

               [SIGNATURE PAGE 3 OF 7 TO FOURTH AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                           CI HOLDINGS, LLC

                      By:    Commonwealth Industries, Inc., its sole member


                      By: /S/ MICHAEL D. FRIDAY
                      Name: Michael D. Friday
                      Title: Executive Vice President



                            COMMONWEALTH ALUMINUM LEWISPORT, LLC

                      By:    CA Lewisport, Inc., its managing member


                      By: /S/ MICHAEL D. FRIDAY
                      Name: Michael D. Friday
                      Title: Executive Vice President



                           COMMONWEALTH ALUMINUM METALS, LLC

                 By:    Commonwealth Aluminum Lewisport, LLC, its sole member

                 By:   CA Lewisport, Inc., its managing member


                 By: /S/ MICHAEL D. FRIDAY
                 Name: Michael D. Friday
                 Title: Executive Vice President

               [SIGNATURE PAGE 4 OF 7 TO FOURTH AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]

                              SUBSIDIARY GUARANTORS

                  COMMONWEALTH ALUMINUM SALES CORPORATION


                            By: /S/ MICHAEL D. FRIDAY
                            Name: Michael D. Friday
                            Title: Executive Vice President




                   COMMONWEALTH ALUMINUM TUBE ENTERPRISES, LLC

                By:    Commonwealth Aluminum Concast, Inc., its sole member


                By: /S/ MICHAEL D. FRIDAY
                Name: Michael D. Friday
                Title: Executive Vice President

               [SIGNATURE PAGE 5 OF 7 TO FOURTH AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


          PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender


                By: /S/ RICHARD C. MUNSICK
                Name: Richard C. Munsick
                Title: Managing Director

               [SIGNATURE PAGE 6 OF 7 TO FOURTH AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


          U.S. BANK NATIONAL ASSOCIATION


                 By: /S/ DAVID A. WOMBWELL
                 Name: David A. Wombwell
                 Title: Sr. Vice President

               [SIGNATURE PAGE 7 OF 7 TO FOURTH AMENDMENT TO THIRD
                     AMENDED AND RESTATED CREDIT AGREEMENT]


                         NATIONAL CITY BANK OF KENTUCKY


                          By: /S/ WM. FORBES
                          Name: Wm. Forbes
                          Title: Senior Vice President